UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

URANIUM RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

 (972) 219-3330
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 31, 2012, the Registrant issued a press release to announce the summary results of the feasibility study for its Churchrock Section 8 Project located in the northwestern New Mexico’s historic Grants Mineral Belt. The feasibility study to determine the technical and economic viability of developing the deposit utilizing in situ recovery uranium technology was compiled by Behre Dolbear & Company, TREC, Inc. and Western States Mining Consultants, Inc., with assistance provided by the engineering staff of URI.

A presentation summarizing the feasibility study has been posted to URI’s website, www.uraniumresources.com, under Projects / New Mexico.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1   Press Release dated December 31, 2012

Exhibit 99.2   Churchrock Section 8 Feasibility Study PowerPoint presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANIUM RESOURCES, INC.

Date:	January 2, 2013	/s/ Thomas H. Ehrlich
Thomas H. Ehrlich
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Press Release dated December 31, 2012

Exhibit 99.2	Churchrock Section 8 Feasibility Study PowerPoint presentation